UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2019

EMERSON RADIO CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-07731	22-3285224
(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Waterview Blvd., Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 428-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Emerson Radio Corp. (the “Company”) held its annual meeting of stockholders for the fiscal year ended March 31, 2018 (the “Annual Meeting”) on March 21, 2019, at 10:00 a.m., Hong Kong time (March 20, 2019, at 10:00 p.m., Eastern Daylight Time). At the Annual Meeting, 20,203,798 shares of the Company’s common stock were represented either in person or by proxy, which is equal to 95.99% of the Company’s outstanding common stock as of the February 11, 2019, record date.

The following proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 22, 2019, were before the meeting, and they received the following votes:

Proposal 1: Election of Directors — According to the final voting results, all director nominees were elected. The number of votes for, withheld and all shares as to which brokers indicated that they did not have authority to vote with respect to each director nominee were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christopher Ho	15,604,651	2,213,800	2,385,347
Duncan Hon	15,611,626	2,206,825	2,385,347
Michael Binney	15,572,517	2,245,934	2,385,347
Kareem E. Sethi	17,177,692	640,759	2,385,347
Kin Yuen	17,231,328	587,123	2,385,347

Proposal 2: Ratification of the Appointment of MSPC Certified Public Accountants and Advisors, a Professional Corporation, as the independent registered public accountants of the Company for the fiscal year ending March 31, 2019 — The final number of votes cast for, against or abstaining and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,025,264	151,362	27,172	0

Proposal 3: Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers of the Company for the fiscal year ended March 31, 2018, as set forth in the proxy statement — The final number of votes cast for, against or abstaining and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
17,409,345	387,689	21,417	2,385,347

Proposal 4: Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes to Approve the Compensation of the Named Executive Officers of the Company — The final number of votes cast for each of one year, two years, three years or abstaining and broker non-votes were as follows:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
1,598,693	20,328	16,173,335	26,095	2,385,347

Consistent with a majority of the advisory votes cast and the recommendation of the Company’s Board of Directors, the Company will continue to hold a stockholder advisory vote on the compensation of the Company’s named executive officers every three years until the next vote on the frequency of such advisory votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.

By:	/s/ Duncan Hon
Name: Duncan Hon
Title: Chief Executive Officer

Dated: March 25, 2019